Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	7,704,447.24
Total Transaction Valuation	55,788,901,041.02
Total Offset Amount	0
Net Fee	$ 7,704,447.24